Exhibit 99.1

Markforged Announces Fourth Quarter and Full Year 2024 Results

WALTHAM, Mass. – Markforged Holding Corporation (NYSE: MKFG) (“Markforged”), the company strengthening manufacturing resiliency by enabling industrial production at the point of need, today announced its financial results for the fourth quarter and full year ended December 31, 2024.

Fourth Quarter 2024 Financial Results Compared To Fourth Quarter 2023

•	Revenue was $22.4 million compared to $24.2 million.

•	Gross margin was 44.8% compared to 48.4%.

•	Non-GAAP gross margin was 46.4% compared to 49.5%.

•	Operating expenses were $25.0 million compared to $31.1 million.

•	Non-GAAP operating expenses were $19.9 million compared to $24.9 million.

•	Net loss was $11.9 million compared to net loss of $14.2 million.

•	Non-GAAP net loss was $9.0 million compared to a loss of $11.6 million.

•	Cash and cash equivalents, including restricted cash, were $53.6 million as of December 31, 2024, compared to $116.9 million as of December 31, 2023.

Full Year 2024 Financial Results Compared To Full Year 2023

•	Revenue was $85.1 million compared to $93.8 million.

•	Gross margin was 48.3% compared to 47.4%.

•	Non-GAAP gross margin was 50.1% compared to 48.6%.

•	Net cash used in operating activities was $61.3 million compared to $48.9 million.

Reconciliations of the non-GAAP financial measures provided in this press release to their most directly comparable GAAP financial measures are provided in the financial tables included at the end of this press release. An explanation of these measures and how they are calculated is also included below under the heading “Non-GAAP Financial Measures.”

“We are encouraged by the continued adoption of our next generation product line, despite the challenging market conditions that we are facing,” said Shai Terem, President and CEO of Markforged. “Furthermore, we remain excited about the pending acquisition by Nano Dimension and the incremental value that we believe it will bring to our customers on the manufacturing floor and beyond.”

Acquisition Updates

•

Nano Dimension Ltd. (“Nano Dimension”) to Acquire Markforged: On September 25, 2024, Markforged entered into a definitive agreement (the “Merger Agreement”) pursuant to which Nano Dimension will acquire all outstanding shares of Markforged in an all-cash transaction for $5.00 per share, without interest and less any applicable tax withholdings (the “Merger”). The transaction, which was unanimously approved by the Boards of Directors of both companies, is expected to close by the second quarter of 2025, subject to the satisfaction or waiver of certain closing conditions, including receipt of required regulatory approval from the Committee on Foreign Investment in the United States.

No Earnings Call and Guidance

In light of the pending merger transaction with Nano Dimension announced on September 25, 2024, and as is customary during the pendency of such transactions, Markforged will not host an earnings conference call and is not providing forward-looking guidance.

About Markforged

Markforged (NYSE:MKFG) is enabling more resilient and flexible manufacturing by bringing industrial 3D printing right to the factory floor. Our additive manufacturing platform The Digital Forge allows manufacturers to create strong, accurate parts in both metal and advanced composites. With over 10,000 customers in 70+ countries, we’re bringing on-demand industrial production to the point of need. We are headquartered in Waltham, Mass where we design the hardware, software and advanced materials that make The Digital Forge reliable and easy to use. To learn more, visit www.markforged.com.

Non-GAAP Financial Measures

In addition to our financial results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe that each of non-GAAP gross margin, non-GAAP operating profit (loss) and non-GAAP net profit (loss), each a non-GAAP financial measure, is useful in evaluating the performance of our business.

These non-GAAP measures have limitations as an analytical tool. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures we use may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies, including other companies in our industry.

We recommend that you review the reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and that you not rely on any single financial measure to evaluate our business. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

The following are the non-GAAP financial measures referenced in this press release and presented in the tables below:

•	Non-GAAP gross margin is defined as GAAP gross profit (loss), less stock-based compensation expense, amortization, and certain non-recurring costs, divided by revenue.

•	Non-GAAP operating profit (loss) is defined as GAAP operating profit (loss) less stock-based compensation expense, amortization, and certain non-recurring costs.

•

Non-GAAP net profit (loss) is defined as GAAP net profit (loss) less stock-based compensation expense, net change in fair value of warrant liabilities and contingent earnout liabilities, amortization, and certain non-recurring costs.

Forward-Looking Statements

Any statements in this message about Markforged’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include statements relating to the proposed Merger between Markforged and Nano Dimension, the benefits sought to be achieved through the transaction, the anticipated timing of the consummation of the Merger, the potential effects of the transaction, the ability of Markforged and Nano Dimension to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Merger contemplated thereby, Markforged’s business and expectations regarding outlook and all underlying assumptions, Markforged’s objectives, plans and strategies, operating trends in markets where Markforged operates, projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that Markforged intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” “may,” “will,” “intends,” “projects,” “could,” “would,” “estimate,” “potential,” “continue,” “plan,” “target,” or the negative of these words or similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause Markforged’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may cause Markforged’s or Nano Dimension’s actual results or performance to be materially different from those expressed or implied in the forward-looking statements include, but are not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the effect of the announcement of the proposed transaction on the ability of Markforged to operate its business and retain and hire key personnel and to maintain favorable business relationships; (iii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (iv) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approvals; (v) the response of competitors, suppliers and customers to the proposed transaction; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (vii) significant costs associated with the proposed transaction; (viii) the ultimate impact of the proposed transaction between Desktop Metal, Inc. (“Desktop Metal”) and Nano Dimension, including the impact, if any, of litigation between Desktop Metal and Nano Dimension, or any other potential litigation relating to the proposed Merger between Nano Dimension and Markforged; (ix) restrictions during the pendency of the proposed transaction that may impact Markforged’s ability to pursue certain business opportunities; (x) the ability of Markforged to continue as a going concern; and (xi) other risks, uncertainties and factors discussed and described in reports filed with the Securities and Exchange Commission (“SEC”) by Markforged and Nano Dimension from time to time, including those under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K, 10-Q or 20-F, as applicable, and subsequent filings with the SEC.

The forward-looking statements included in this communication are made only as of the date hereof. Markforged undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Media

Sam Manning, Public Relations Manager

sam.manning@markforged.com

MARKFORGED HOLDING CORPORATION

CONSOLIDATED BALANCE SHEETS

As of December 31, 2024 and 2023

(In thousands, except share data and par value amounts)

	December 31, 2024	December 31, 2023
Assets
Current assets
Cash and cash equivalents	$53,629	$116,854
Accounts receivable, net of allowance for expected credit losses ($756 and $360, respectively)	20,545	24,059
Inventory	22,362	26,773
Prepaid expenses	2,689	2,756
Other current assets	2,029	2,022

Total current assets	101,254	172,464
Property and equipment, net	14,454	17,713
Intangible assets, net	19,717	17,128
Right-of-use assets	30,562	36,884
Other assets	2,929	3,763

Total assets	$168,916	$247,952

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$16,338	$13,235
Accrued expenses	8,623	9,840
Deferred revenue	9,098	8,779
Short-term settlement payable	1,000	—
Lease liabilities	5,771	7,368
Other current liabilities	—	1,526

Total current liabilities	40,830	40,748

Long-term settlement payable	4,353	—
Long-term deferred revenue	4,609	6,083
Contingent earnout liability	5,037	1,379
Long-term lease liabilities	26,873	35,771
Other liabilities	711	2,361

Total liabilities	82,413	86,342

Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.0001 par value; 100,000,000 shares authorized at December 31, 2024 and December 31, 2023; no shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	—	—
Common stock, $0.0001 par value; 100,000,000 shares authorized at December 31, 2024 and December 31, 2023; 20,643,599 and 19,858,127 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	21	19
Additional paid-in capital	378,431	366,281
Accumulated deficit	(290,230)	(204,664)
Accumulated other comprehensive income	(1,719)	(26)

Total stockholders’ equity	86,503	161,610

Total liabilities and stockholders’ equity	$168,916	$247,952

MARKFORGED HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2024 and 2023

(In thousands, except share data and per share data)

	Year Ended December 31,
	2024	2023
Revenue	$85,090	$93,784
Cost of revenue	44,020	49,370

Gross profit	41,070	44,414

Operating expenses
Sales and marketing	31,672	37,830
Research and development	32,444	40,737
General and administrative	45,910	47,761
Litigation judgement	17,723	—
Goodwill impairment	—	29,467

Total operating expenses	127,749	155,795

Loss from operations	(86,679)	(111,381)

Change in fair value of derivative liabilities	189	472
Change in fair value of contingent earnout liability	(3,658)	1,036
Other expense, net	(65)	(307)
Interest expense	(848)	(373)
Interest income	4,252	6,400

Loss before income taxes	(86,809)	(104,153)
Income tax benefit	(1,243)	(586)

Net loss	$(85,566)	$(103,567)

Weighted average shares outstanding - basic and diluted	20,252,793	19,689,601
Net loss per share - basic and diluted	$(4.22)	$(5.26)

MARKFORGED HOLDING CORPORATION

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

For the Years Ended December 31, 2024 and 2023

(In thousands)

	Year Ended December 31,
	2024	2023
Net loss	$(85,566)	$(103,567)
Other comprehensive loss, net of taxes:
Unrealized loss on available-for-sale marketable securities, net	—	(54)
Foreign currency translation adjustment	(1,693)	(1,040)

Total comprehensive loss	$(87,259)	$(104,661)

MARKFORGED HOLDING CORPORATION

DISAGGREGATED REVENUE BY NATURE OF PRODUCTS AND SERVICES

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2024	2023	2024	2023
Hardware	$13,588	$15,432	$49,103	$59,287
Consumables	5,306	5,897	23,394	23,996
Services	3,477	2,841	12,593	10,501

Total Revenue	$22,371	$24,170	$85,090	$93,784

MARKFORGED HOLDING CORPORATION

DISAGGREGATED REVENUE BY GEOGRAPHIC LOCATION

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2024	2023	2024	2023
Americas	$11,164	$11,228	$41,295	$43,715
EMEA	5,219	7,921	25,378	29,744
APAC	5,988	5,021	18,417	20,325

Total Revenue	$22,371	$24,170	$85,090	$93,784

MARKFORGED HOLDING CORPORATION

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2024	2023	2024	2023
Net loss	$(11,854)	$(14,198)	$(85,566)	$(103,567)
Stock compensation expense	2,127	3,829	11,975	13,987
Change in fair value of derivative liabilities	—	646	(189)	426
Change in fair value of contingent earnout liability	(2,616)	(3,545)	3,658	(1,036)
Amortization	370	244	1,508	1,024
Goodwill impairment	—	—	—	29,467
Litigation judgment	—	—	17,723	—
Non-recurring costs[1]	3,025	1,412	10,364	8,451

Non-GAAP net loss	$(8,948)	$(11,612)	$(40,527)	$(51,248)

[1]

Non-recurring costs incurred during the year ended December 31, 2024 primarily relate to litigation expenses, transaction costs, and one-time restructuring costs. Non-recurring costs incurred during the year ended December 31, 2023 primarily relate to litigation expenses, long-lived asset impairment, and one-time restructuring costs.

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP Cost of Revenue	2024	2023	2024	2023
Cost of revenue	$12,355	$12,479	$44,020	$49,370
Stock compensation expense	25	57	137	259
Amortization	350	217	1,415	877

Non-GAAP Cost of Revenue	11,980	12,205	42,468	48,234

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP Gross Profit	2024	2023	2024	2023
Gross profit	$10,016	$11,691	$41,070	$44,414
Stock compensation expense	25	57	137	259
Amortization	350	217	1,415	877

Non-GAAP gross profit	10,391	11,965	42,622	45,550

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP Sales and Marketing Expenses	2024	2023	2024	2023
Sales and marketing expenses	$7,158	$9,394	$31,672	$37,830
Stock compensation expense	267	429	1,418	1,851
Amortization	20	27	93	147
Change in fair value of derivative liabilities	—	898	—	898

Non-GAAP sales and marketing expenses	$6,871	$8,040	$30,161	$34,934

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP Research and Development Expenses	2024	2023	2024	2023
Research and development expenses	$5,599	$10,347	$32,444	$40,737
Stock compensation expense	303	1,125	3,216	4,649

Non-GAAP research and development expenses	$5,296	$9,222	$29,228	$36,088

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP General and Administrative Expenses	2024	2023	2024	2023
General and administrative expenses	$12,249	$11,311	$45,910	$47,761
Stock compensation expense	1,535	2,218	7,204	7,228
Non-recurring costs[1]	3,025	1,412	10,364	8,451

Non-GAAP general and administrative expenses	$7,689	$7,681	$28,342	$32,082

	Three Months Ended December 31,		Year Ended December 31,
Non-GAAP Operating Loss	2024	2023	2024	2023
Operating loss	$(14,990)	$(19,361)	$(86,679)	$(111,381)
Stock compensation expense	2,130	3,829	11,975	13,987
Amortization	370	244	1,508	1,024
Goodwill impairment	—	—	—	29,467
Change in fair value of derivative liabilities	—	898	—	898
Litigation judgment	—	—	17,723	—
Non-recurring costs[1]	3,025	1,412	10,364	8,451

Non-GAAP operating loss	$(9,465)	$(12,978)	$(45,109)	$(57,554)

[1]

Non-recurring costs incurred during the year ended December 31, 2024 primarily relate to litigation expenses, transaction costs, and one-time restructuring costs. Non-recurring costs incurred during the year ended December 31, 2023 primarily relate to litigation expenses, long-lived asset impairment, and one-time restructuring costs.